Exhibit 10.42

AMENDMENT NO. 2
to
AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 2 (“Amendment”) to AMENDED AND RESTATED
CREDIT AGREEMENT is made as of July 28, 2025 by and among Puget Sound Energy, Inc., a Washington corporation (“Borrower”), the Lenders party hereto (the “Lenders”) and Mizuho Bank, Ltd., as Administrative Agent (in such capacity, the “Administrative Agent”).
WHEREAS, Borrower, Lenders and Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 16, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement;
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.
1.Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions of effectiveness set forth in Section 2 below (the “Amendment No. 2 Effective Date”), the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)Section 6.01 of the Credit Agreement is amended to amend and restate clause (w) thereof in its entirety as follows:
“(w) Liens pursuant to (i) until such time as the 2025 Electric Mortgage is effective, the Borrower’s First and Refunding Mortgage, dated as of June 2, 1924 (as supplemented and amended, the “Existing 1924 Mortgage”), as described therein, and thereafter, the Borrower’s Indenture of Mortgage – Electric (Electric Mortgage) in form and substance reasonably satisfactory to the Lenders (the “2025 Electric Mortgage”) (it being understood and agreed that the copy of the “PC Draft dated 7/2/25” of the 2025 Electric Mortgage delivered via email to the Administrative Agent from Perkins Coie at 5:38 p.m. on July 7, 2025 is reasonably satisfactory to the Lenders), (ii) until such time as the 2025 Gas Mortgage is effective, the Borrower’s Indenture of First Mortgage, dated as of April 1, 1957 (as supplemented and amended, the “Existing 1957 Mortgage”), as described therein, and thereafter, the Borrower’s Indenture of Mortgage – Gas (Gas Mortgage) in form and substance reasonably satisfactory to the Lenders (the “2025 Gas Mortgage”) (it being understood and agreed that the copy of the “PC Draft dated 7/2/25” of the 2025 Gas Mortgage delivered via email to the Administrative Agent from Perkins Coie at 5:38
p.m. on July 7, 2025 is reasonably satisfactory to the Lenders), (iii) the Borrower’s Indenture, dated as of December 1, 1997 (as supplemented and amended, the “Existing 1997 Indenture”), as described therein, and (iv) any replacement indenture in respect of the 2025 Electric Mortgage, the 2025 Gas Mortgage or the Existing 1997 Indenture, and any supplements thereto, so long as
(1) any such Liens under any such replacement indenture apply to the property or assets of the Borrower in a manner substantially consistent with the terms of the 2025 Electric Mortgage, the

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2025 Gas Mortgage or the Existing 1997 Indenture, as applicable, and (2) the borrowing capacity and other restrictions on the Borrower’s ability to incur any obligations under any such replacement indenture are substantially the same as those set forth in the 2025 Electric Mortgage, the 2025 Gas Mortgage or the Existing 1997 Indenture, as applicable.”
(b)Section 6.01 of the Credit Agreement is amended to add the following new clause (x) at the end thereof:
“(x) with respect to the Borrower only, any Lien or interest in favor of a Governmental Authority or Person granted in connection with Indebtedness, grants or other assistance provided by or guaranteed by a Governmental Authority, including, but not limited to, the U.S. Department of Energy Title 17 loan program (42 U.S.C. §§ 16511-16517) or any successor provisions or other similar programs (including, but not limited to, programs that support the implementation of federal, state and local laws regarding clean energy; acquiring, constructing or developing renewable or capacity based generation, transmission or distribution assets; improving the resiliency or accelerating growth of the electric and/or natural gas systems; and reducing and mitigating wildfire risk) promulgated under federal, state, municipal or other law; provided that the aggregate principal amount of all Indebtedness that is secured by such Liens shall not exceed
$500,000,000 at any time; provided further that such Lien shall extend only to the property and assets of the Borrower that are the subject of any such program.”
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received:
(a)counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent; and
(b)all fees and other amounts due and payable on or prior to the effective date of this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Financing Documents.
3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect”, in which case, such representations and warranties shall be true and correct) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (or to the extent that such representations and warranties specifically refer to an earlier date, as of such earlier date).

(c)Other than as specified in Schedule 3.04 of the Credit Agreement, there is no Regulatory Approval and there is no approval, consent, exemption, authorization, or other action by, or notice to, or filing with any other Person that is necessary or required in connection with the execution delivery or performance by, or enforcement against, the Borrower of this Amendment or the Credit

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Agreement, as amended hereby.

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Financing Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Financing Document.
(b)Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. The Borrower (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish its obligations arising under or pursuant to the Credit Agreement or the other Financing Documents to which it is a party and (ii) reaffirms its obligations under the Credit Agreement and its obligations under each and every other Financing Document to which it is a party. This Amendment is not intended to and does not constitute a novation of the Borrower’s obligations under the Financing Documents.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Section 9.06(b) of the Credit Agreement shall apply to this Amendment mutatis mutandis.
***

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PUGET ENERGY, INC.,
as the Borrower

/s/ Cara Peterman
Cara Peterman
Chief Risk Officer and Corporate Treasurer

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

MIZUHO BANK, LTD.,
as a Lender and as the Administrative Agent

/s/ Edward Sacks
Edward Sacks
Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

JPMORGAN CHASE BANK, N.A.,
as a Lender

/s/ Khawaja Tariq
Khawaja Tariq
Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

/s/ Mylissa Bringgold
Mylissa Bringgold
Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

BANK OF AMERICA, N.A.
as a Lender

/s/ Reese Morikubo
Reese Morikubo
Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

U.S BANK NATIONAL ASSOCIATION
as a Lender

/s/ Troy Aipperspach
Troy Aipperspach
Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

TD BANK, N.A.
as a Lender

/s/ Bernadette Collins
Bernadette Collins
Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

ROYAL BANK OF CANADA
as a Lender

/s/ Meg Donnelly
Meg Donnelly
Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

BARCLAYS BANK PLC
as a Lender

/s/ Sydney G. Dennis
Sydney G. Dennis
Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH
as a Lender

/s/ Amit Vasani
Amit Vasani
Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

MUFG Bank, LtD
as a Lender

/s/ Ricky Vargas
Ricky Vargas
Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

M&T BANK
as a Lender

/s/ Stephen Hoffman
Stephen Hoffman
Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

KEYBANK NATIONAL ASSOCIATION
as a Lender

/s/ Paige Plumlee-Watson
Paige Plumlee-Watson
VP, Portfolio Management

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

COBANK, ACB
as a Lender

/s/ Kelli Cholas
Kelli Cholas
Assistant Corporate Secretary

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)

THE BANK OF NOVA SCOTIA
as a Lender

/s/ David Dewar
David Dewar
Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement (Puget Sound Energy, Inc.)